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                                                                    Exhibit 10.3

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF
THIS DOCUMENT.  CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  CONFIDENTIAL

                         INTERACTIVE SERVICES AGREEMENT

         This agreement (the "Agreement"), effective as of April 16th, 1998 (the "Effective Date"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, and TheStreet.com, L.L.C. ("Interactive Content Provider" or "ICP"), a limited liability corporation, with its principal offices at Two Rector Street, New York, NY 10006 (each a "Party" and collectively the "Parties").

                                  INTRODUCTION

         AOL and ICP each desires that AOL provide access to the ICP Internet Site (as defined below) through the AOL Network (as defined below), subject to the terms and conditions set forth in this Agreement. Defined terms used but not defined in the body of this Agreement or in Exhibit C shall be as defined on Exhibit B attached hereto.

                                      TERMS

1.       DISTRIBUTION; PROGRAMMING

         1.1 Anchor Tenancy. Beginning on the Launch Date, ICP shall receive anchor tenant distribution within the Personal Finance channel (or any specific successor thereof) offered on the AOL Service, as follows: AOL shall (a) continuously and prominently place an agreed-upon ICP icon, symbol, name, logo or banner (each, an "Anchor Tenant Button") on the "Active Investor" screen (or any specific successor thereof), on which ICP's Anchor Tenant Button shall be ***** Anchor Tenant Buttons, and the "Investing Forums" screen (or any specific successor thereof), on which ICP's Anchor Tenant Button shall be ***** (based on relevant factors, e.g. ***** considered as a whole and not individually) ***** any other anchor tenant's ***** which is continuously displayed on such screen. Such Anchor Tenant Buttons shall each, through a uniform resource locator ("URL"), link to the Welcome Mat on the World Wide Web, or to some other mutually agreed-upon area(s) within the AOL Network (i.e. in "Rainman"), (b) provide ICP with the keywords "TheStreet" "TheStreet.com" and "TSC" which shall link to the Welcome Mat, and (c) list the ICP Internet Site in

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                  AOL's "Directory of Services" "Keywords" and "Find" features.
                  Except to the extent expressly described herein, the exact form, placement and nature of the Anchor Tenant Button shall be determined by AOL in it's ***** editorial discretion.

                  1.1.1 AOL further agrees to ***** communicate with ICP during the Term regarding AOL's editorial needs ***** of integrating ICP's Content into the Personal Finance channel. Such communication may result in the promotion of ICP from the main screen of the Personal Finance channel. Any such promotion shall be at the sole discretion of AOL.

         1.2 Content. The ICP Internet Site shall consist of the Licensed Content described on Exhibit A hereto. In addition, the Original Content described on Exhibit A shall be published within the AOL Network (i.e. in Rainman, AOL's proprietary publishing tool). ICP shall not authorize or actively facilitate any third party to distribute any other Content of ICP through the AOL Network absent AOL's prior written approval; provided, however, that AOL acknowledges and understands that ***** without ICP's ***** and AOL agrees that ICP ***** as a result thereof. The inclusion of any additional Content for distribution through the AOL Network (including, without limitation, any features, functionality or technology) not expressly described on Exhibit A shall be subject to AOL's prior written approval.

         1.3 License. ICP hereby grants AOL a worldwide license to use, market, store, distribute, display, communicate, perform, transmit, and promote the ICP Internet Site and the Licensed Content (or any portion thereof), solely for the personal use of its AOL Members, through the AOL Network as AOL may determine in its sole discretion, including without limitation the right to integrate Content from the ICP Internet Site by linking to specific areas on the ICP Internet Site, provided that the presentation of any such Content on the AOL Network shall conform with the specifications set forth on Exhibit D; provided, however, *****.

         1.4 Management. ICP shall, design, create, edit, manage, update, and maintain the ICP Internet Site and the Licensed Content or arrange for same on its behalf. Except as specifically provided for herein, AOL shall have no obligations of any kind with respect to the ICP Internet Site. ICP shall be responsible for any hosting or communication costs associated with the ICP Internet Site (including, without limitation, the costs associated with (i) any agreed-upon direct connections between the AOL Network and the ICP Internet Site or (ii) a mirrored version of the ICP Internet Site, provided at the discretion of the ICP. *****.

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         1.5      Carriage Fee. ICP shall pay AOL a one-time fee of ***** which shall be due no later than thirty (30) days after the Effective Date.

         1.6 Impressions Guarantee. AOL shall provide ICP with at least ***** Impressions (as defined below) from ICP's presence on the AOL Network (the "Impressions Guarantee"). For the purposes of this Agreement ***** ICP's presence on an AOL screen shall conform to the specifications set forth on Exhibit D (each, an "ICP Presence"), provided that only screens that contain a link to the ICP Internet Site or a Welcome Mat (as defined herein) will count against the Impressions Guarantee. In the event that the Impressions Guarantee is not met during the Term, at AOL's option either
                  (a) the Term shall be extended for up to ***** months without additional carriage fees payable by ICP *****, or (b) AOL shall provide ICP with the remain ing Impressions in the form of advertising space within the AOL Network of comparable value ***** to the undelivered Impressions.

2.       PROMOTION

         2.1 Cooperation. Each Party shall cooperate with and reasonably assist the other Party in supplying material for marketing and promotional activities.

         2.2 Interactive Site. During the Term, ICP shall include within each ICP Interactive Site (a) a continuous ***** promotional button/link for AOL appearing on the first screen of the ICP Interactive Site, (b) a prominent "Try AOL" feature where users can obtain promotional information about the AOL Network and/or any ***** products and services available through the AOL Network and, at AOL's option, download or order AOL's then-current version of client software for the America Online(R) brand service or other AOL products, such as AOL's "Instant Messenger(R)"; (c) ***** promotion for the keywords associated with ICP's Internet Site; and (d)*****.

         2.3 Other Media. ICP shall ***** prominently and regularly promote AOL and the ICP Internet Site's availability through the AOL Service in publications, programs, features or other forms of media over which ICP exercises *****.

         2.4 Keyword Promotion. In any instances when ICP makes promotional reference to an ICP Interactive Site, including any listings of the applicable "URL(s)" for such web site(s) (each a "Web Reference"), *****.

         2.5      Preferred Access Provider.

                  2.5.1    *****


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3.       REPORTING

         3.1 Usage and Other Data. AOL shall make available to ICP a monthly report specify ing for the prior month aggregate usage and Impressions with respect to ICP's presence on the AOL Network. ICP will supply AOL with monthly reports which reflect total daily Impressions by AOL Members to the ICP Internet Site during the prior month and the number of and dollar value associated with the transactions involving AOL Members at the ICP Internet Site during the period in question. ICP shall also provide AOL with "click-through" data with respect to the promotions specified in Section 2.

         3.2 Promotional Commitments. ICP shall provide to AOL a monthly report documenting ICP's compliance with any promotional commitments undertaken pursuant to this Agreement which report shall be in the form attached as Exhibit F hereto.

         3.3 Payment Schedule. Except as otherwise specified herein, each Party agrees to pay the other Party all amounts received and owed to such other Party as described herein on a quarterly basis within thirty (30) days of the end of the quarter in which such amounts were collected by such Party. The first quarter for which payment is to be made shall (i) begin on the first day of the month following the month of full execution of Agreement and (ii) include the portion of the month of execution following the Effective Date (unless the Agreement was executed on the first day of a month, in which case the quarter shall be deemed to begin on the first day of such month).

4.       ADVERTISING AND MERCHANDISING

         4.1 Advertising Sales. Except as may be specifically provided below, AOL owns all right, title and interest in and to the advertising and promotional spaces within the AOL Network (including, without limitation, advertising and promotional spaces on any AOL forms or pages preceding or framing the ICP Internet Site). The specific advertising inventory within any such AOL forms or pages shall be as reasonably determined by AOL.

         4.2 Live Event Advertisements. With respect to the live event programming provided to AOL hereunder and specified on Exhibit
                  A.2 (the "Live Event Programming"), AOL shall have the exclusive right to license or sell promotions, advertisements, links, pointers or similar services or rights in or through the area for any Live Event Programming ("Live Event Advertisements"). AOL shall pay ICP ***** of the

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                  Advertising Revenues generated by AOL or its agents with
                  respect to Live Event Advertisements.

         4.3 Original Content Advertisements. With respect to the original content provided to AOL hereunder and specified on Exhibit A, (the "Original Content"), AOL hereby grants ICP the right to license or sell promotions, advertisements, links, pointers or similar services or rights in or through the area for any Original Content including ***** associated with the ICP Internet Site ("Original Content Advertisements" or "AOL Advertisements"), subject to (i) each Original Content Advertisement being in compliance with AOL's advertising policies referred to herein and (ii) *****. ICP shall pay AOL ***** of the Advertising Revenues generated by ICP or its agents with respect to Original Content Advertisements.

         4.4 Advertising Policies. Any AOL Advertisements sold by ICP or its agents shall be subject to AOL's then-standard advertising policies, a copy of which shall be furnished to ICP ***** during the Term. In connection with the sale by ICP of any AOL Advertisement, ICP shall, in each instance, provide AOL with a completed standard AOL advertising registration form relating to such AOL Advertisement. ICP shall take all steps necessary to ensure that any AOL Advertisement sold by ICP complies with all applicable federal, state and local laws and regulations. To the extent ICP sells an AOL Advertisement as part of an advertising package including multiple placement locations, ICP shall allocate the payment for such advertising package between or among such locations in an equitable fashion,
                  *****.

         4.5 Interactive Commerce. Any merchandising on the ICP Internet Site shall be subject to (i) the then-current requirements of AOL's merchant certification program and (ii) ICP implementing sufficient procedures to protect the security of all mer chandising on the site (i.e., ICP shall as of the Effective Date use 40-bit SSL technology and, if requested by AOL, 128-bit SSL).

                  4.5.1 Subscriptions. AOL Members shall receive a ***** discount on any subscriptions to the ICP Internet Site during the term of this Agreement.

5.       CUSTOMIZED LINKED INTERACTIVE SITE

         5.1      Performance.

                  5.1.1 Generally. ICP shall ***** optimize the ICP Internet Site according to AOL specifications and guidelines (which may currently be found at key word:
                           "Webmaster", and/or at *****) with the objective of ensuring that (i) the

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                  functionality and features within the ICP Internet Site are optimized for the client software then in use by a majority of AOL Members as notified to ICP by AOL and (ii) the forms used in the ICP Internet Site are designed and populated in a manner intended to minimize delays when AOL Members attempt to access such forms. ICP will use reasonable commercial efforts to ensure that the performance and availability of the ICP Internet Site (a) is monitored on a continuous, 24/7 basis and
                  (b) remains competitive in all material respects with the performance and availability of other similar sites based on similar form technology. It shall be the responsibility of AOL to inform ICP of the specific AOL client software version then in use by a majority of AOL Members if and when it is determined, in AOL's reasonable discretion, that the ICP Internet Site is not optimized for such client software.

                  5.1.2    Specific.

                           (a) ICP shall design the ICP Internet Site to support the Windows version of the Microsoft Internet Explorer 3.0 browser, and make commercially reasonable efforts to support all other AOL browsers listed at: *****

                           (b) ICP shall configure the server from which it serves the ICP Internet Site to examine the HTTP User-Agent field in order to identify the AOL User-Agents listed at: ***** (the "AOL User-Agents").

                           (c) ICP shall design its web site to support HTTP 1.0 or later protocol as defined in RFC 1945 (available at http://ds.internic.net/rfc/rfc1945.text) and to adhere to AOL's parameters for refreshing cached information listed at *****.

                           (d) AOL reserves the right to review the ICP Internet Site and/or have its technical personnel meet with ICP technical personnel with respect to the ICP Internet Site with the objective of ensuring that such site is compatible with AOL's then-available client and host software and the AOL Network.

         5.2 Customization. ICP shall customize the ICP Internet Site for AOL Members as follows:

                           (a) upon AOL's request create a customized, co-branded home page for the AOL audience for each area on the ICP Internet Site linked to and/or from the AOL Network on a continuous basis (each a "Welcome Mat"), which

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                           Welcome Mat(s) shall be subject to AOL approval, not
                           to be unreasonably withheld;

                           (b) ensure that AOL Members linking to the ICP Internet Site do not receive advertisements, promotions or links for any entity which AOL has notified ICP, or shall subsequently notify ICP in writing, is in competition with AOL or which AOL has notified ICP, or shall subsequently notify ICP in writing, is otherwise in violation of AOL's then-standard advertising policies or exclusivities; and

                           (c) provide continuous navigational ability for AOL Members to return to an agreed-upon point on the AOL service (for which AOL shall supply the proper address) from the ICP Internet Site (e.g., the point on the AOL service from which the ICP Internet Site is linked), which, at AOL's option, may be satisfied through the use of a hybrid browser format.

         5.3 Links on ICP Internet Site. The Parties will work together on mutually acceptable links (including links back to AOL) within the ICP Internet Site in order to attempt to create a robust and engaging AOL member experience. ICP shall take reasonable efforts to encourage that AOL traffic is generally either kept within the ICP Internet Site or channeled back into the AOL Network. To the extent that AOL notifies ICP in writing that, in AOL's reasonable judgment, links from such site cause an excessive amount of AOL traffic to be diverted outside of such site and the AOL Network in a manner that has a detrimental effect on the traffic flow of the AOL audience, then ICP shall promptly take reasonable steps to attempt to reduce the number of links out of such site(s).

         5.4 Hosting Capacity. ICP will provide all computer servers, routers, switches and associated hardware in an amount reasonably necessary to meet anticipated traffic demands, adequate power supply (including generator back-up) and HVAC, ade quate insurance, adequate service contracts and all necessary equipment racks, floor space, network cabling and power distribution to support the ICP Internet Site. AOL shall provide ICP with reasonable, best available estimates of anticipated traffic demands associated with the AOL Network and ICP's performance hereunder, which ICP will rely upon in connection with the foregoing obligation.

6.       TERM AND TERMINATION.

         6.1 Term. Unless earlier terminated as set forth herein, the initial term of this Agree ment shall be one (1) year from the Effective Date. Upon termination of this Agreement, AOL shall have the option, for a period equal to the initial term, to
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                  ICP keywords and/or text-based links from the AOL Network to the ICP Internet Site. This Agreement may be extended by mutual written agreement of the Parties.

         6.2 Termination for Breach. Either Party may terminate this Agreement at any time in the event of a material breach by the other Party which remains uncured after thirty (30) days' written notice thereof.

         6.3 Termination for Bankruptcy/Insolvency. Either Party may terminate this Agree ment immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days or (iv) makes an assignment for the benefit of creditors.

7. TERMS AND CONDITIONS. To the extent not otherwise inconsistent with the above terms and conditions of this Agreement the legal terms and conditions set forth on Exhibit C attached hereto are hereby made a part of this Agreement.



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            IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                             THESTREET.COM, L.L.C.

By: /s/ Barry Schuler                            By: /s/ Brendan Amyot
    ---------------------------------------         ----------------------------
Print Name:  Barry Schuler                       Print Name:  Brendan Amyot
    ---------------------------------------            -------------------------
Title:  President, AOL Interactive Services      Title:  Chief Operating Officer
    ---------------------------------------            -------------------------
Date:  4/16/98                                   Date:  April 16, 1998
    ---------------------------------------            -------------------------

                                                 Tax ID/EIN#:
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                                    EXHIBIT A

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                                    EXHIBIT B

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                                    EXHIBIT C

                                     ******

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                                    EXHIBIT D

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                                    EXHIBIT F

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                                    Exhibit G

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                           DEFINITIONS AND REFERENCES

                                      *****

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